UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2026

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, Fifth Floor

Matawan, New Jersey 07747

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.01 par value per share	HOV	New York Stock Exchange
Preferred Stock Purchase Rights (1)	N/A	New York Stock Exchange
Depositary Shares each representing 1/1,000th of a share of 7.625% Series A Preferred Stock	HOVNP	The Nasdaq Stock Market LLC

(1) Each share of Class A Common Stock includes an associated Preferred Stock Purchase Right. Each Preferred Stock Purchase Right initially represents the right, if such Preferred Stock Purchase Right becomes exercisable, to purchase from the Company one ten-thousandth of a share of its Series B Junior Preferred Stock for each share of Common Stock. The Preferred Stock Purchase Rights currently cannot trade separately from the underlying Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 20, 2026, Hovnanian Enterprises, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the fiscal third quarter ended July 31, 2026. A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The attached earnings press release contains information about the following non-GAAP financial measures (collectively, the “Non-GAAP Measures”):

•         Consolidated earnings before interest expense and income taxes (“EBIT”) and before depreciation and amortization (“EBITDA”) and before inventory impairments and land option write-offs and gain on extinguishment of debt, net (“Adjusted EBITDA”), the ratio of Adjusted EBITDA to interest incurred and EBIT before inventory impairments and land option write-offs and gain on extinguishment of debt, net (“Adjusted EBIT”), which are non-GAAP financial measures. The most directly comparable GAAP financial measure for EBIT, EBITDA, Adjusted EBIT and Adjusted EBITDA is net (loss) income. Management believes EBIT, Adjusted EBITDA and EBITDA to be relevant and useful information as EBIT, Adjusted EBITDA and EBITDA are standard measures commonly reported and widely used by analysts, investors and others to measure and benchmark the Company’s financial performance without the effects of various items the Company does not believe are characteristic of its ongoing operating performance. EBIT, Adjusted EBITDA and EBITDA do not take into account substantial costs of doing business, such as income taxes and interest expense.

•         Homebuilding gross margin, before cost of sales interest expense and land charges, and homebuilding gross margin percentage, before cost of sales interest expense and land charges, which are non-GAAP financial measures. The most directly comparable GAAP financial measures are homebuilding gross margin and homebuilding gross margin percentage, respectively. Management believes homebuilding gross margin, before cost of sales interest expense and land charges, enables investors to better understand the Company’s operating performance. This measure is also useful internally, helping management to evaluate the Company’s operating results on a consolidated basis and relative to other companies in the Company’s industry. In particular, the magnitude and volatility of land charges for the Company, and for other homebuilders, have been significant and, as such, have made financial analysis of the Company’s industry more difficult. Homebuilding metrics excluding land charges, as well as interest amortized to cost of sales, and other similar presentations prepared by analysts and other companies are frequently used to assist investors in understanding and comparing the operating characteristics of homebuilding activities by eliminating many of the differences in companies’ respective levels of impairments and levels of debt.

•         Adjusted (loss) income before income taxes, which is defined as (loss) income before income taxes excluding land-related charges and gain on extinguishment of debt, net, which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is (loss) income before income taxes. Management believes adjusted (loss) income before taxes to be relevant and useful information because it provides a better metric of the Company’s operating performance.

•         Total inventories excluding liabilities from inventory not owned, net of debt issuance costs and interest capitalized and including investments in and advances to unconsolidated joint ventures (“Adjusted Investment”), which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is total inventories. Management believes Adjusted Investment to be relevant and useful information because it more accurately reflects inventory owned (whether directly or through joint ventures) by the Company and excludes inventory that is off-balance sheet in nature, such as inventory subject to land banking transactions.

•         The ratio of Adjusted EBIT return on investment (“Adjusted EBIT ROI”), which is the ratio of Adjusted EBIT for the trailing twelve-months, to the average Adjusted Investment for the prior five fiscal quarters and is a non-GAAP financial measure. The most directly comparable GAAP financial measure is the ratio of net (loss) income to total inventory. Management believes Adjusted EBIT ROI to be relevant and useful information because it is a measure of operational performance irrespective of the capital structure of the Company and as calculated, is reflective of the longer-term period required to build and sell homes in the homebuilding industry.

Reconciliations for historical periods of the Non-GAAP Measures are contained in the earnings press release. The Non-GAAP Measures should be considered in addition to, but not as a substitute for, their respective most directly comparable financial measures (on a historical period, trailing twelve-month period or five-quarter average basis, as applicable) prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company’s reports filed with the Securities and Exchange Commission. Additionally, the Company’s calculations of the Non-GAAP Measures may be different than the respective calculations used by other companies, and, therefore, comparability may be affected.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Earnings Press Release - Fiscal Third Quarter Ended July 31, 2026.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ Brad G. O’Connor
Name: Brad G. O’Connor
Title: Chief Financial Officer

Date: August 20, 2026